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                                                                  EXHIBIT 10.5.8

                                AMENDMENT 2003-1
                                     OF THE
                                  PULITZER INC.
                             SUPPLEMENTAL EXECUTIVE
                              BENEFIT PENSION PLAN

         Effective January 1, 2003, the Pulitzer Inc. Supplemental Executive Benefit Pension Plan (the "Plan") is amended as set forth below.

         1. The introductory language in Paragraph G. of Article I of the Plan is amended to read as follows:

         "Accrued Benefit" as of a specified date, with respect to a Participant, means an annual benefit equal to (1) minus (2), as below:".

         2. Part (3) of Paragraph G. of Article I (which provides an offset for account balances under the Pulitzer Inc. Retirement Savings Plan) is deleted.

         3. The vesting schedule in Paragraph A. of Article V is amended in its entirety to read as follows:

                  Years of Service         Vested Percentage
                  ----------------         -----------------
                    Less than 5                    0%
                     5 or more                    100%


         4. The foregoing amendments do not apply to Participants or former Participants whose employment with the Company and its subsidiaries terminated prior to January 1, 2003.


                                                     PULITZER INC.


                                                     By:  /s/ Alan G. Silverglat
                                                          ----------------------
                                                          Alan G. Silverglat